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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Amended and Restated Trust Agreement, Indenture and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-9F Indenture dated as of December 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-9F)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                333-100890                   33-0705301
         ----------                ----------                   ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                         92660
-------------------------                                         -----
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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


Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     3.1 Amended and Restated Trust Agreement, dated as of December 27, 2002, among IMH Assets Corp., as Depositor, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Deutsche Bank National Trust
                                             Company, as Certificate Registrar
                                             and Certificate Paying Agent,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2002-9F.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     4.1 Indenture dated as of December 27, 2002, between Impac CMB Trust
                                             Series 2002-9F, as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2002-9F.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     99.1 Servicing Agreement, dated as of December 27, 2002, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB Trust Series 2002-9F, as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2002-9F.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.

                                               By:  /s/ Richard J. Johnson
                                                    ---------------------------
                                               Name:    Richard J. Johnson
                                               Title:   Chief Financial Officer

Dated: January 14, 2003

                                  EXHIBIT INDEX


                                             Sequentially
Exhibit         Item 601(a) of Regulation    Numbered
Number          S-K Exhibit No.              Description                    Page
------          ---------------              -----------                    ----

3.1 Amended and Restated Trust Agreement, dated as of December 27, 2002, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2002-9F.

4.1 Indenture dated as of December 27, 2002, between Impac CMB Trust Series 2002-9F, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2002-9F.

99.1 Servicing Agreement, dated as of December 27, 2002, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB Trust Series 2002-9F, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2002-9F.